INVESCO ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED AUGUST 20, 2025, TO THE PROSPECTUSES

AND STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2025,

AS PREVIOUSLY SUPPLEMENTED, OF:

Invesco Active U.S. Real Estate ETF (PSR)

(the “Fund”)

Restated Fee Table. The following replaces the corresponding disclosure in the “Fund Fees and Expenses” section of the Fund’s Summary Prospectus and the “Summary Information – Fund Fees and Expenses” section of the Fund’s Statutory Prospectus:

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Other Expenses[1]	0.20%
Total Annual Fund Operating Expenses	0.55%

1	“Other Expenses” have been restated to reflect current fees related to certain non-recurring costs associated with a proxy statement of the Fund.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$56	$176	$307	$689

Additional Supplements to Prospectuses and Statement of Additional Information (“SAI”).

The following information is added after the fourth paragraph under the headings “Principal Investment Strategies” in the prospectuses, as applicable:

The Fund is “non-diversified” and therefore is not required to meet certain diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”).

The following information is added under the heading “Principal Risks of Investing in the Fund” in the prospectuses, applicable:

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

The fifth and sixth sentences in the first paragraph under the section titled “GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS” in the SAI are hereby replaced with the following:

Each Fund (except as indicated below) is classified as “non-diversified” and as such, each Fund’s investments are not required to meet certain diversification requirements under the 1940 Act. The following Funds are classified as “diversified”: Invesco High Yield Bond Factor ETF, Invesco S&P 500® Downside Hedged ETF, Invesco Total Return Bond ETF, Invesco Ultra Short Duration ETF and Invesco Variable Rate Investment Grade ETF (the “Diversified Funds”).

In addition and accordingly, the Fund is no longer subject to the following fundamental investment restrictions under the heading “INVESTMENT RESTRICTIONS” in the SAI:

(1)	With respect to the Diversified Funds, as to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed, by the U.S. government, its agencies or instrumentalities).

(2)	With respect to the Diversified Funds, as to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

P-PSR-SUMSTATSAI-SUP 082025